                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Amended and Restated Employee Stock Purchase Plan of ANTEC Corporation of our report dated February 10, 1999, with respect to the consolidated financial statements and schedule of ANTEC Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.

                                                      /s/ ENRST & YOUNG LLP


Atlanta, Georgia
November 8, 1999














                                       7